UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2025

WK Kellogg Co

(Exact name of registrant as specified in its charter)

Delaware	001-41755	92-1243173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square, P.O. Box 3599 Battle Creek, Michigan	49016-3599
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (269) 401-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 19, 2025, WK Kellogg Co (the “Company”) held a special meeting of shareowners (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of July 10, 2025 (the “Merger Agreement”), by and among the Company, Ferrero International, S.A., a Luxembourg public limited company (“Parent”), and Frosty Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned indirect subsidiary of Parent.

At the close of business on August 11, 2025, the record date of the Special Meeting, there were 86,416,394 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal voted on at the Special Meeting. A total of 66,999,377 shares of Common Stock, representing approximately 77.53% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present virtually or by proxy, constituting a quorum for the transaction of business at the Special Meeting pursuant to the Company’s bylaws.

The following is a summary of the proposals voted on by WK Kellogg Co shareowners at the Special Meeting based on the final, certified report of the voting results by the independent inspector of election. The definitive proxy statement on Schedule 14A related to the Special Meeting that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 19, 2025 contains a description of the following proposals considered at the Special Meeting. There were no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt and approve the Merger Agreement (the “Merger Proposal”). The following votes were cast at the Special Meeting (virtually or by proxy), and the proposal was approved:

For	Against	Abstentions
62,488,674	4,375,732	134,971

Proposal 2: The Advisory Compensation Proposal

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger. The following non-binding, advisory votes were cast at the Special Meeting (virtually or by proxy), and the proposal was approved:

For	Against	Abstentions
59,861,150	6,886,365	251,862

The proposal to approve one or more adjournments of the Special Meeting if necessary, to solicit additional proxies if a quorum was not present or there were not sufficient votes cast at the Special Meeting to approve the Merger Proposal, was not voted upon at the Special Meeting as a quorum was present and there were sufficient votes cast at the Special Meeting to approve the Merger Proposal.

No other business came before the Special Meeting.

Item 8.01.	Other Events.

Following receipt of approval by WK Kellogg Co shareowners of the Merger Proposal, the parties intend to close the Merger on September 26, 2025. Completion of the Merger remains subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement. Following the Merger, the Common Stock will be delisted from the New York Stock Exchange and shares of the Common Stock will cease to be publicly traded.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the Merger, the expected timetable for completing the Merger, and any other statements regarding the Company’s future expectations, beliefs, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s Common Stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Report, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the SEC on August 7, 2025 and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K (including amendments to the foregoing) and other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Report, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO
Date: September 19, 2025

	By:	/s/ David McKinstray
	Name:	David McKinstray
	Title:	Chief Financial Officer